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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


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                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  April 23, 2001



                            CYBERIAN OUTPOST, INC.
                              A/K/A  OUTPOST.COM
            (Exact name of registrant as specified in its charter)


   DELAWARE                      000-24659                       06-1419111
---------------                  ---------                       ----------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



                      23 NORTH MAIN STREET, P.O. BOX 636
                            KENT, CONNECTICUT 06757
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (860) 927-2050


                               Page 1 of 5 pages
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ITEM 5. OTHER.

     On April 26, 2001, the registrant publicly disseminated the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

     99.1   The Registrant's Press Release dated April 25, 2001.

                               Page 2 of 5 pages
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CYBERIAN OUTPOST, INC.
                                        (Registrant)


Date: April 26, 2001                    /s/ Christopher J. Walls
                                        ------------------------------------
                                        Christopher J. Walls
                                        Vice President and Corporate Counsel

                               Page 3 of 5 pages
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                                 EXHIBIT INDEX

Exhibit                                                  Sequential
Number        Description                                Page Number
--------      -----------                                -----------
99.1          The registrant's Press Release                  5
              dated April 26, 2001.

                               Page 4 of 5 pages